Exhibit 21.1

Subsidiaries of Registrant

Property Name	State Organization
Lightstone Value Plus REIT II, LP	Delaware
LVP Metairie, LLC	Delaware
LVP Metairie Holding Corp.	Delaware
LVP Metairie JV, LLC	Delaware
LVP TPS Metairie LLC	Delaware
LVP East Rutherford Holding Corp.	Delaware
LVP East Rutherford Loan Acquisition LLC	Delaware
LVP FFI East Rutherford Holding Corp	Delaware
LVP SHS Peabody Holdings LLC	Delaware
LVP SHS Peabody LLC	Delaware
LVP SHS Holding Corp.	Delaware
LVP TPS Fayetteville LLC	Delaware
LVP TPS Fayetteville Holding Corp.	Delaware
LVP TPS Fayetteville Holdings LLC	Delaware
LVP TPS Little Rock LLC	Delaware
LVP TPS Little Rock Holding Corp.	Delaware
LVP TPS Little Rock Holdings LLC	Delaware
LVP HI Opelika LLC	Delaware
LVP HI Opelika Holding Corp.	Delaware
LVP HI Opelika Holdings LLC	Delaware
LVP Tucson LLC	Delaware
LVP Tucson Holding Corp.	Delaware
LVP Tucson Holdings LLC	Delaware
LVP HMI Ft. Myers LLC	Delaware
LVP HMI Ft. Myers Holding Corp.	Delaware
LVP HMI Ft. Myers Holdings LLC	Delaware
LVP FPS Airport LLC	Delaware
LVP FPS Airport Holding Corp.	Delaware
LVP FPS Airport Holdings LLC	Delaware
LVP AP Airport LLC	Delaware
LVP AP Airport Holding Corp.	Delaware
LVP AP Airport Holdings LLC	Delaware
LVP PHL Land LLC	Delaware
LVP PHL Land Holdings LLC	Delaware
LVP CY Willoughby Holdings LLC	Delaware
LVP CY Willoughby LLC	Delaware
LVP CY Willoughby Holding Corp.	Delaware
LVP FFI Des Moines Holdings LLC	Delaware
LVP FFI Des Moines LLC	Delaware
LVP FFI Des Moines Holding Corp.	Delaware
LVP HI Auburn Holdings LLC	Delaware
LVP HI Auburn LLC	Delaware
LVP HI Auburn Holding Corp.	Delaware
LVP SHS Des Moines Holdings LLC	Delaware

LVP SHS Des Moines LLC	Delaware
LVP SHS Des Moines Holding Corp.	Delaware
LVP WVTC Holdings LLC	Delaware
LVP WVTC Holding Corp.	Delaware
LVP WVTC LLC	Delaware
LVP Rogers Holdings LLC	Delaware
LVP Rogers LLC	Delaware
LVP Rogers Holding Corp.	Delaware
LVP FFI Jonesboro Holdings LLC	Delaware
LVP FFI Jonesboro LLC	Delaware
LVP FFI Jonesboro Holding Corp.	Delaware
LVP RI Baton Rouge Holdings LLC	Delaware
LVP RI Baton Rouge LLC	Delaware
LVP RI Baton Rouge Holding Corp.	Delaware
LVP CY Baton Rouge Holdings LLC	Delaware
LVP CY Baton Rouge LLC	Delaware
LVP CY Baton Rouge Holding Corp.	Delaware
LVP HMI Ft. Lauderdale Holdings LLC	Delaware
LVP HMI Ft. Lauderdale LLC	Delaware
LVP HMI Ft. Lauderdale Holding Corp.	Delaware
LVP HMI Miami Holdings LLC	Delaware
LVP HMI Miami LLC	Delaware
LVP HMI Miami Holding Corp.	Delaware